UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Under Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): February 1, 2013 (January 30, 2013)

WESTWAY GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-34586	20-4755936
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

365 Canal Street, Suite 2900

New Orleans, LA 70130

(Address of Principal Executive Offices) (Zip Code)

(504) 525-9741

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As previously disclosed, Westway Group, Inc., a Delaware corporation (the “Company”), Bishop Infrastructure III Acquisition Company, Inc., a Delaware corporation (the “Purchaser”), and Bishop Infrastructure II Acquisition Company, Inc., a Delaware corporation (the “Parent”) entered into an Agreement and Plan of Merger, dated as of December 20, 2012 (the “Merger Agreement”). Pursuant to the Merger Agreement, and upon the terms and conditions thereof, the Purchaser agreed to accept for payment in cash:

•

all of the outstanding shares of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company, at a purchase price equal to $6.70 per share (the “Common Stock Offer Price”);

•

all of the outstanding shares of Class B common stock, par value $0.0001 per share (the “Class B Common Stock,” and together with the Class A Common Stock, the “Common Stock”), of the Company at a purchase price per share equal to the Common Stock Offer Price;

•

all of the outstanding shares of Series A perpetual convertible preferred stock, par value $0.0001 per share (the “Preferred Stock,” and together with the Common Stock, the “Shares”), of the Company at a purchase price equal to $6.79 per share (the “Preferred Stock Offer Price”); and

•

all of the outstanding warrants to purchase shares of Class A Common Stock (all of which have an exercise price of $5.00 per share of Class A Common Stock, the “Warrants,” and together with the Shares, the “Securities”), at a purchase price per share of Class A Common Stock subject to each such Warrant (the “Warrant Shares”) equal to $1.70 (the “Warrant Offer Price,” and together with the Common Stock Offer Price and the Preferred Stock Offer Price, the “Offer Price”),

other than any Shares held by the Company as treasury stock or otherwise, in each case, net to the seller thereof in cash, without interest thereon and less any applicable withholding taxes, upon the terms and subject to the conditions set forth in the offer to purchase attached as an exhibit to the Tender Offer Statement on Schedule TO filed by the Purchaser, the Parent and EQT Infrastructure II Limited Partnership, a limited partnership registered in England and Wales (the “Guarantor”), with the Securities and Exchange Commission (the “SEC”) on December 31, 2012 (together with all amendments thereto, the “Offer to Purchase”) and the related letter of transmittal (the “Letter of Transmittal,” and together with the Offer to Purchase, the “Offer”).

Pursuant to a certificate of ownership and merger filed with the Delaware Secretary of State on January 31, 2013 with effectiveness on February 1, 2013, the Purchaser was merged with and into the Company (the “Merger”) in accordance with the “short-form” merger procedures available under section 253 of the General Corporation Law of the State of Delaware (“DGCL”). As a result of the Offer and the Merger, the Company no longer fulfills the numerical listing requirements of The NASDAQ Stock Market LLC (“NASDAQ”). Accordingly, on February 1, 2013, the Company notified NASDAQ of its intent to remove the shares of Class A Common Stock from listing on NASDAQ and requested that NASDAQ file a delisting application with the SEC under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) on Form 25 to delist and deregister such shares. The Company will file with the SEC a certification on Form 15 under the Exchange Act to request the deregistration of the Class A Common Stock and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the Class A Common Stock.

Item 3.03 Material Modification to Rights of Security Holders

At the effective time of the Merger (the “Effective Time”), each remaining issued and outstanding Security not tendered in the Offer (other than Securities held by the Parent, the Purchaser or the Company (as treasury stock or otherwise) or any of their respective direct or indirect wholly-owned subsidiaries, and Securities for which appraisal rights were properly demanded and perfected in accordance with the DGCL was, by virtue of the Merger and without any action on the part of the holders thereof, converted into the right to receive the applicable Offer Price in cash, without interest thereon and less any required withholding taxes, subject to any appraisal rights available to the holders of such Securities under section 263 of the DGCL.

Item 5.01 Changes in Control of Registrant

The Offer and related withdrawal rights expired at 12:00 midnight (New York City time) on Wednesday, January 30, 2013 (the “Expiration Time”). According to Continental Stock Transfer and Trust Company, as depositary for the Offer, as at the Expiration Time: (i) 12,543,420 shares of Class A Common Stock, (ii) 13,652,763 shares of Class B Common Stock, (iii) 33,321,892 shares of Preferred Stock and (iv) 3,476,189 Warrant Shares had been validly tendered pursuant to the Offer and not properly withdrawn. In accordance with the terms of the Offer, the Purchaser accepted for payment all Securities validly tendered pursuant to the Offer and payment for such Securities will be made promptly in accordance with the terms of the Offer. Immediately after consummation of the Offer, the Purchaser held approximately 93% of the Company’s outstanding shares of Common Stock, 100% of the Company’s Preferred Stock and 100% of the Warrants.

Prior to the consummation of the Offer: (i) Agman Louisiana, Inc. (“Agman”), a subsidiary of ED&F Man Holdings Limited, held approximately 72% of the Company’s outstanding shares of Common Stock, (ii) Mr. Francis P. Jenkins, Jr., a director of the Company, held approximately 6% of the Company’s outstanding shares of Common

Stock, and (iii) Mr. John E. Toffolon, Jr., director of the Company, held approximately 1% of the Company’s outstanding shares of Common Stock. All of the Securities held by each of Agman, Mr. Jenkins and Mr. Toffolon were validly tendered and accepted for payment pursuant to the Offer.

As a result of the purchase of Shares pursuant to the Offer, the Parent and the Purchaser had sufficient voting power in the Company to effect a “short-form” merger under section 253 of the DGCL. The Purchaser was merged with and into the Company in accordance with section 253 of the DGCL, with the Company surviving as a wholly-owned subsidiary of the Parent. At the Effective Time, each remaining issued and outstanding Security not tendered in the Offer (other than Securities held by the Parent, the Purchaser or the Company (as treasury stock or otherwise) or any of their respective direct or indirect wholly-owned subsidiaries, and Securities for which appraisal rights are properly demanded and perfected in accordance with the DGCL) was, by virtue of the Merger and without any action on the part of the holders thereof, converted into the right to receive the applicable Offer Price in cash, without interest thereon and less any required withholding taxes.

Total consideration paid by the Purchaser for the Securities tendered in the Offer and for the Securities acquired pursuant to the Merger was approximately $421,000,000. The Parent, as the Purchaser’s direct parent company, provided the Purchaser with sufficient funding to purchase all Securities accepted for payment in the Offer and to acquire the remaining Securities in the Merger. The Parent obtained such funds from equity contributions from the Guarantor, and from existing cash reserves of the Company.

To the knowledge of the Company, there are no arrangements, including any pledge by any person of securities of the Company or the Parent, the operation of which may at a subsequent date result in a further change in control of the Company.

The description of the Merger Agreement set forth above does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by the Company as Exhibit 2.1 to the Company’s Current Report on Form 8-K, filed with the SEC on December 24, 2012, and incorporated by reference herein.

Item 5.03 Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year

Pursuant to the Merger Agreement, at the Effective Time, the Company’s certificate of incorporation was amended and restated in its entirety to be identical to the certificate of incorporation of the Purchaser as in effect immediately prior to the Effective Time, except that the name of the corporation is Westway Group, Inc.

Also pursuant to the Merger Agreement, at the Effective Time, the Company’s bylaws were amended and restated in their entirety to be identical to the bylaws of the Purchaser as in effect immediately prior to the Effective Time, except that the name of the corporation is Westway Group, Inc.

The foregoing discussion of the amended and restated certificate of incorporation and amended and restated bylaws of the Company do not purport to be complete and are qualified in their entirety by reference to such documents, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated by reference herein.

Item 8.01 Other Events

On January 31, 2013, the Guarantor issued a press release announcing the expiration and results of the Offer and the subsequent merger of the Purchaser with and into the Company. The full text of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

On February 1, 2013, the Guarantor and the Company issued a joint press release announcing the subsequent merger of the Purchaser with and into the Company. The full text of the press release is attached hereto as Exhibit 99.2 and is incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit

3.1	Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated By-laws of the Company.

99.1	Press Release by the Guarantor, dated January 31, 2013 (incorporated by reference to Exhibit (a)(7)(v) to the Schedule TO filed by the Parent, Purchaser and Guarantor on December 31, 2012, as amended).

99.2	Joint Press Release by the Guarantor and the Company, dated February 1, 2013 (incorporated by reference to Exhibit (a)(7)(vi) to the Schedule TO filed by the Parent, Purchaser and Guarantor on December 31, 2012, as amended).

Forward-Looking Statements

Information provided and statements contained in this Current Report on Form 8-K that are not purely historical, such as statements regarding future business plans and prospective performance and opportunities are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements only speak as of the date of this Current Report, and the Company assumes no obligation to update the information included in this Current Report. Statements made in this Current Report that are forward-looking in nature may involve risks and uncertainties. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict, including, without limitation, the risk that business disruption relating to the merger may be greater than anticipated and other specific risk factors discussed herein and in other releases and public filings made by the Company. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable as of the date made, expectations may prove to have been materially different from the results expressed or implied by such forward-looking statements. Unless otherwise required by law, the Company also disclaims any obligation to update its view of any such risks or uncertainties or to announce publicly the result of any revisions to the forward-looking statements made in this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westway Group, Inc.

	By:	/s/ Thomas A. Masilla, Jr.
Date: February 1, 2013	Name:	Thomas A. Masilla, Jr.
	Title:	Chief Financial Officer